SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2010
Ciena Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21969 (Commission File Number)	23-2725311 (IRS Employer Identification No.)

1201 Winterson Road Linthicum, MD (Address of Principal Executive Offices)	21090 (Zip Code)
Registrant’s telephone number, including area code: (410) 865-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (b) On July 1, 2010, Arthur D. Smith, Ph.D., notified Ciena Corporation (“Ciena”) of his decision to resign as an officer and employee of Ciena and its subsidiaries effective as of July 31, 2010. Dr. Smith currently serves as Ciena’s Senior Vice President and Chief Integration Officer. Following his resignation, Dr. Smith will be entitled to certain compensation benefits, subject to certain conditions relating thereto, each as previously disclosed in Ciena’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2010.
     Additional information regarding Dr. Smith’s resignation is included in the press release furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIENA CORPORATION
Date: July 8, 2010	By:	/S/ David M. Rothenstein
		Name:	David M. Rothenstein
		Title:	Senior Vice President, General Counsel and Secretary